Exhibit 10.1

THIS AMENDMENT NO. 1, dated as of August 30, 2005 (the “Amendment”), to the Master Repurchase Agreement dated November 12, 2004 (the “Repurchase Agreement”), by and among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation and New Century Credit Corporation, each as a seller (each, a “Seller” and collectively, the “Sellers”) and Barclays Bank PLC (the “Buyer”).

W I T N E S S E T H

WHEREAS, each Seller and the Buyer desires to amend the Repurchase Agreement to increase the Maximum Aggregate Purchase Price;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Repurchase Agreement.

SECTION 2. Amendments.

(1) The definition of “Maximum Aggregate Purchase Price” in Section 2 of the Repurchase Agreement is hereby replaced in its entirety by the following:

“Maximum Aggregate Purchase Price” means the amount set forth in Section 37 hereof.

(2) Section 37 is hereby amended by deleting the reference to “$1,000,000,000” and replacing it with “$2,000,000,000 for the period from August 30, 2005 through October 31, 2005 and thereafter $1,000,000,000”.

SECTION 3. Effect of Amendment.

Upon execution of this Amendment, the Repurchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Sellers and the Buyer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Repurchase Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 4. Binding Effect.

This Amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Seller, or Guarantor may assign or transfer any of its rights or obligations under this Agreement or any other Program Document without the prior written consent of Buyer.

SECTION 5. Binding Effect; Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6. Severability of Provisions.

If any provision of this Amendment or the Program Documents is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of the Amendment or the Program Documents, and this Amendment and each Program Document shall be enforced to the fullest extent permitted by law.

SECTION 7. Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 8. Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the Sellers and the Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NC CAPITAL CORPORATION, as Seller

			By:	/s/ Patrick Flanagan
				Name:	Patrick Flanagan
				Title:	Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION, as Seller

			By:	/s/ Patrick Flanagan
				Name:	Patrick Flanagan
				Title:	President

Pursuant to Section 29 of the Repurchase Agreement, New Century Financial Corp, as Guarantor, hereby Consents to the Amendment contemplated herein			NC RESIDUAL II CORPORATION, as Seller
			By:	/s/ Patrick Flanagan
				Name:	Patrick Flanagan
				Title:	President
By:	/s/ Patrick Flanagan
	Name:	Patrick Flanagan
	Title:	Executive Vice President	NEW CENTURY CREDIT CORPORATION, as Seller

			By:	/s/ Patrick Flanagan
				Name:	Patrick Flanagan
				Title:	President

BARCLAYS BANK PLC, as Buyer and Agent, as applicable

			By:	/s/ Joseph O’Doherety
				Name:	Joseph O’Doherety
				Title:	Director